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                                                                      EXHIBIT 23



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-3448) pertaining to the Employee Incentive Plan of Tarrant Apparel Group of our report dated March 21, 2001 with respect to the consolidated financial statements and schedule of the Company included in its Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                    /s/ ERNST & YOUNG LLP

Los Angeles, California
March 28, 2001